UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 5, 2013

CAPITAL BANK FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-1479750	27-1454759
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

121 Alhambra Plaza, Suite 1601
Coral Gables, Florida 33134
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (305) 670-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.   Regulation FD Disclosure

Capital Bank Financial Corp. (the “Company”) is submitting as Exhibit 99.1 to this report presentation materials, anticipated to be used in meetings with investors, which supplement the presentation materials submitted as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated January 30, 2013.  These supplemental presentation materials will also be posted on the Company’s website at www.capitalbank-us.com.

Section 8 – Other Events

Section 8.01.  Other Events.

On February 5, 2013, the Company issued a press release, announcing that its Board of Directors authorized the repurchase of up to $50 million of its common stock, from time to time, subject to market conditions and other factors. A copy of the press release is furnished hereto as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1         Presentation dated February 5, 2013.

Exhibit 99.2         Press Release of Capital Bank Financial Corp. dated February 5, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP.
(Registrant)

Date:  February 5, 2013                                                        By:  /s/ Christopher G. Marshall
Christopher G. Marshall
Chief Financial Officer

Exhibit Index

Exhibit 99.1       Presentation dated February 5, 2013.

Exhibit 99.2       Press Release of Capital Bank Financial Corp. dated February 5, 2013.